SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 23, 2004

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                                   87-0678630
  (Commission File No.)                    (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
                         (Registrant's telephone number,
                              including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.         Other Events and Required FD Disclosure.

                Interactive Motorsports and Entertainment, Corp. issued the press release attached hereto as Exhibit 99.1 on March 23, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (a) Financial Statements of Business Acquired.

                      Not Applicable

                (b) Pro Forma Financial Information (unaudited).

                      Not Applicable

                (c) Exhibits.

                      99.1 Press Release of Interactive Motorsports and Entertainment, Corp. dated March 23, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 23, 2004

                                        INTERACTIVE MOTORSPORTS AND
                                        ENTERTAINMENT CORP.

                                      By:   /s/ William Donaldson
                                                William Donaldson
                                                Chief Executive Officer



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EXHIBIT INDEX




             Exhibit No.                            Description

                 99.1                   Press Release dated March 23, 2004